Exhibit 10.77

股权质押合同之补充协议
Supplementary Agreement to Equity Interest Pledge Agreement

股权质押合同之补充协议
Supplementary Agreement to Equity Interest Pledge Agreement

本股权质押合同之补充协议 (下称"本合同")由下列各方于 2009 年 3 月 3 日在中华人民共和国（下称"中国"）北京签订：

This Supplementary Agreement to Equity Interest Pledge Agreement (this "Agreement") has been executed by and among the following parties on March 3, 2009 in Beijing, the People's Republic of China ("China" or the "PRC"):

甲方： 北京派普科技集团有限公司（下称"质权人"）
Party A: Beijing Pypo Technology Group Company Limited (hereinafter the "Pledgee")
地址：北京市西城区闹市口大街 1 号长安兴融中心南三层写字楼
Address: Floor 3, South of Chang'anxingrong Center, No.1, Naoshikou Avenue, Xicheng District, Beijing

乙方： 北京飞捷投资有限公司（下称"出质人"）
Party B: Beijing Feijie Investment Co., Ltd. (hereinafter "Pledgor")
地址： 北京市海淀区翠微中里 15 号楼南配楼 203 室
Address: Room 203, South Wing of the Main Building, Building 15, Zhongli, Cuiwei Community, Wanshou Road，Haidian District, Beijing

丙方： 北京动点无限技术有限公司
Party C: Beijing Dongdian Wuxian Technology Co., Ltd.
地址： 北京市海淀区万寿路翠微小区中里 15 号办公楼南配楼 1 层 102 室
Address: Room 102, Floor 1, South Wing of the Main Building, Building 15, Zhongli, Cuiwei Community, Wanshou Road，Haidian District, Beijing

在本合同中，质权人、出质人和丙方以下各称"一方"，合称"各方"。

In this Agreement, each of Pledgee, Pledgor and Party C shall be referred to as a "Party" respectively, and they shall be collectively referred to as the "Parties".

鉴于：
Whereas:

1. 出质人是依中国法律注册的公司，其对丙方的注册资本出资为人民币 50,000,000，拥有丙方 100%的股权。丙方是一家在中国北京注册成立从事电子商务等增值电信业务的有限责任公司。丙方有意在此确认出质人和质权人在本合同下的权利和义务并提供必要的协助登记该质权；
   The Pledgor is a company duly organized under law of China, which contributes

1
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Supplementary Agreement to Equity Interest Pledge Agreement

RMB50,000,000 to the registered capital of Party C and holds 100% of the equity interest in Party C. Party C is a limited liability company registered in Beijing, China engaging in the E-commerce business and other value-added telecommunication service business. Party C acknowledges the respective rights and obligations of the Pledgor and the Pledgee under this Agreement, and intends to provide all necessary assistance in registering the Pledge;

2. 2008 7 28 ;

The Pledgee is a wholly foreign-owned enterprise registered in China. The Pledgee and Party C wholly owned by the Pledgor have executed an Exclusive Business Cooperation Agreement on July 28, 2008;

3. ( , ) , , ;

To ensure that Party C fully performs its obligations under the Exclusive Business Cooperation Agreement (including all ancillary agreements, if any) and pay the consulting and service fees thereunder to the Pledgee when the same becomes due, the Pledgor hereby pledges to the Pledgee all of the equity interest he holds in Party C as security for due performance of the obligations and full payment of the consulting and service fees by Party C under the Business Cooperation Agreement ;

4. 2008 8 5 ( “”) , , ( “”) ;

Pledgee, Pledgor and Party C entered into an equity interest pledge agreement dated August 5, 2008 (the “Original Pledge Agreement”). As provided in the Original Pledge Agreement, the Pledgor and Party C shall submit application to and comply with the requirements of the administration for industry and commerce (the “AIC”) for the registration of relevant Pledge of the Equity Interest contemplated therein;

5. , 2009 3 3 ( “”) ;

Subject to the requirements for the registration of the Pledge of the Equity Interest in relevant AIC, the Pledgee, Pledgor, Party C entered into a Equity Interest Pledge Contract dated March 3, 2009 (the “AIC Pledge Contract”);

6. ,

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Supplementary Agreement to Equity Interest Pledge Agreement

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For the fulfilling of the Original Pledge Agreement and AIC Pledge Contract, the Parties wish to enter into this Agreement as to the amendments and supplements of the Original Pledge Agreement, and as to the supplements of the AIC Pledge Contract. This Agreement shall supersede and replace the Original Pledge Agreement upon execution.

,

In view of this, the Parties have mutually agreed to execute this Agreement upon the following terms.

1.

Definitions

, :

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1 : 2 , ,

Pledge: shall refer to the security interest granted by the Pledgor to the Pledgee pursuant to Article 2 of this Agreement, i.e., the right of the Pledgee to be compensated on a preferential basis with the conversion, auction or sales price of the Equity Interest.

1.2 :

Equity Interest: shall refer to all of the equity interest lawfully now held and hereafter acquired by the Pledgor in Party C.

1.3 : 3

Term of Pledge: shall refer to the term set forth in Section 3.2 of this Agreement.

1.4 : 2008 7 28 (3) , ( “” , 4 , )

Business Cooperation Agreement: shall refer to the Exclusive Business Cooperation Agreement executed by and between Party C and Pledgee on July 28, 2008 (refer to Appendix 3 for more details) and all the ancillary agreements currently entered into or to be entered into hereafter by Party C and the Pledgee according to the Business Cooperation Agreement (the

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Supplementary Agreement to Equity Interest Pledge Agreement

“Ancillary Agreements”, refer to Appendix 4 for more details, if any).

1.5 : 2008 8 5

Original Pledge Agreement: shall refer to the Equity Interest Pledge Agreement entered into by and among the Pledgee, Pledgor and Party C dated August 5, 2008.

1.6 : 2009 3 3 ,

AIC Pledge Contract: shall refer to the Equity Interest Pledge Contract entered into by and among the Pledgee, Pledgor, Party C, dated March 3, 2009, for the purpose of registration of the Pledge with competent AIC.

1.7 : 7

Event of Default: shall refer to any of the circumstances set forth in Article 7 of this Agreement.

1.8 :

Notice of Default: shall refer to the notice issued by the Pledgee in accordance with this Agreement declaring an Event of Default.

2.

The Pledge

, , ,

As collateral security for the due performance of the obligations and prompt and complete payment when due (whether at stated maturity, by acceleration or otherwise) of any or all the payments due by Party C, including without limitation to the consulting and services fees payable to the Pledgee under the Business Cooperation Agreement, the Pledgor hereby pledges to the Pledgee a first security interest in all of the Pledgor’s right, title and interest, whether now owned or hereafter acquired by the Pledgor, in the Equity Interest of Party C.

3.

Term of Pledge

3.1

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The Pledge shall become effective as of the date when the pledge of the Equity Interest is registered with relevant AIC in accordance with the PRC laws and regulations. The Pledge shall be continuously valid until all the obligations and payments due under the Business Cooperation Agreement have been fulfilled by Party C. The parties agree, in the event that the Business Cooperation Agreement is extended, the Term of the Pledge herein shall be automatically extended to the same term of the Business Cooperation Agreement then applicable; in addition, the Pledge shall be continuously valid and shall be automatically expended until all the obligations and payments due under the Business Cooperation Agreement have been fulfilled by Party C. The parties confirm that the Pledgor and Party C have registered the Pledge in the shareholders’ register of Party C in accordance with the Original Pledge Agreement, and such registration shall be continuously valid; the Parties agree to register the Pledge with the relevant AIC within 3 business days from the date of this Agreement (the “Registration of Pledge”).

3.2 , ,

During the Term of Pledge, in the event Party C fails to perform any of its obligations or pay the exclusive consulting or service fees in accordance with the Business Cooperation Agreement, the Pledgee shall have the right, but not the obligation, to dispose of the Pledge in accordance with the provisions of this Agreement.

4.

Custody of Records for Equity Interest subject to Pledge

4.1 , (2) (1) ( “ ” ) , ( ) , ( 5 , ) 3

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Supplementary Agreement to Equity Interest Pledge Agreement

During the Term of Pledge set forth in this Agreement, the Pledgor shall deliver to the Pledgee’s custody the capital contribution certificate (refer to Appendix 2) for the Equity Interest and the shareholders’ register containing the Pledge (refer to Appendix 1), and shall deliver to the Pledgee’s custody the evidence of the Registration of Pledge (the “Registration Evidence”). The Parties confirm that such capital contribution certificate and shareholders’ register have been delivered to the Pledgee’s custody in accordance with the Original Pledge Agreement, and such documents shall be continuously valid. The Pledgor agrees to deliver the Registration Evidence (refer to Appendix 5, if any) within 3 business days from the completion date of registration of the Pledge with AIC. The Pledgee shall have custody of such items during the entire Term of Pledge set forth in this Agreement.

4.2 ,

Pledgee shall have the right to collect dividends generated by the Equity Interest during the Term of Pledge.

5.

Representations and Warranties of the Pledgor

5.1

The Pledgor is the sole legal and beneficial owner of the Equity Interest.

5.2 2008 8 5 ,

Except for the Pledge and the rights and interests under the Exclusive Option Agreement entered into by the Pledgor, EPIN Media Holdings, Ltd. and Party C on August 5, 2008, the Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

5.3

The Agreement constitutes legal, effective and binding obligations of the Pledgor upon its execution.

5.4 ,

No third party consent or government approval or registration, except for the Registration of Pledge with the AIC, is required in connection with the execution and performance of this Agreement.

5.5

There is no pending dispute or litigation in relation to the Equity Interest.

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6.

Covenants and Further Agreements of the Pledgor

6.1 , , :

The Pledgor hereby covenants to the Pledgee, that during the term of this Agreement, the Pledgor shall:

6.1.1 2008 8 5 , , , ;

not transfer or otherwise dispose of the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest, without the prior written consent of the Pledgee, except for the performance of the Exclusive Option Agreement executed by the Pledgor, Pledgee and Party C on August 5, 2008;

6.1.2 , , , , ;

comply with the provisions of all laws and regulations applicable to the pledge of rights, and within 5 days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to the Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon the Pledgee’s reasonable request or upon consent of the Pledgee;

6.1.3 ,

promptly notify the Pledgee of any event or notice received by the Pledgor that may have an impact on the Pledgee’s rights to the Equity Interest or any portion thereof, as well as any event or notice received by the Pledgor that may have an impact on any guarantees and other obligations of the Pledgor arising out of this Agreement.

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6.2 , ,

The Pledgor agrees that the rights acquired by the Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by the Pledgor or any heirs or representatives of the Pledgor or any other persons through any legal proceedings.

6.3 , , , , ( ) ,

To protect or perfect the security interest granted by this Agreement for fulfillment of the obligations and payment of the consulting and service fees under the Business Cooperation Agreement, the Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by the Pledgee. The Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by the Pledgee, to facilitate the exercise by the Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with the Pledgee or designee(s) of the Pledgee (natural persons/legal persons). The Pledgor undertakes to provide the Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by the Pledgee.

6.4 , ,

The Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions, the Pledgor shall indemnify the Pledgee for all losses resulting therefrom.

7.

Event of Breach

7.1 :

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Supplementary Agreement to Equity Interest Pledge Agreement

The following circumstances shall be deemed as the Event of Default:

7.1.1 , ;

Party C fails to fully and timely fulfill any liabilities under the Business Cooperation Agreement, including without limitation failure to pay in full any of the consulting and service fees payable under the Business Cooperation Agreement or breaches any other obligations of Party C thereunder;

7.1.2 5 , 5 ;

Any representation or warranty by the Pledgor in Article 5 of this Agreement contains material misrepresentations or errors, and/or the Pledgor violates any of the warranties in Article 5 of this Agreement;

7.1.3 3.1 ;

The Pledgor and Party C fail to register the Pledge in the shareholders’ register of Party C or fail to complete the Registration of Pledge stipulated in Section 3.1;

7.1.4 ;

The Pledgor or Party C breaches any provisions of this Agreement;

7.1.5 6.1.1 , ;

Except as expressly stipulated in Section 6.1.1, the Pledgor transfers or purports to transfer or abandons the Equity Interest pledged or assigns the Equity Interest pledged without the written consent of the Pledgee;

7.1.6 ;

The successor or custodian of Party C is capable of only partially perform or refuses to perform the payment obligations under the Business Cooperation Agreement; and

7.1.7 ,

Due to causes of the Pledgor or Party C, any other circumstances

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occur where the Pledgee is or may become unable to exercise its right with respect to the Pledge in accordance with applicable laws.

7.2 7.1 ,

Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, the Pledgor shall immediately notify the Pledgee in writing accordingly.

7.3 7.1 8

Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to the Pledgee’s satisfaction, the Pledgee may issue a Notice of Default to the Pledgor in writing upon the occurrence of the Event of Default or at any time thereafter and demand that the Pledgor immediately fulfill its obligations and pay all outstanding payments due under the Business Cooperation Agreement and all other payments due to the Pledgee, and/or dispose of the Pledge in accordance with the provisions of Article 8 of this Agreement.

8.

Exercise of Pledge

8.1 2008 8 5 , , ,

Prior to the full payment of the consulting and service fees described in the Business Cooperation Agreement, without the Pledgee’s written consent, the Pledgor shall not assign the Pledge or the Equity Interest in Party C, except for the performance of the Exclusive Option Agreement executed by the Pledgor, Pledgee and Party C on August 5, 2008.

8.2

The Pledgee may issue a Notice of Default to the Pledgor when exercising the Pledge.

8.3 7.3 , 8.2 ,

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Supplementary Agreement to Equity Interest Pledge Agreement

Subject to the provisions of Section 7.3, the Pledgee may exercise the right to enforce the Pledge concurrently with the issuance of the Notice of Default in accordance with Section 8.2 or at any time after the issuance of the Notice of Default. Once the Pledgee elects to enforce the Pledge, the Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

8.4 , , , , , ; ,

In the event of default, Pledgee is entitled to dispose of the Equity Interest pledged in accordance with applicable PRC laws. Only to the extent permitted under applicable PRC laws, Pledgee has no obligation to account to Pledgor for proceeds of disposition of the Equity Interest, and Pledgor hereby waives any rights it may have to demand any such accounting from Pledgee; Likewise, in such circumstance Pledgor shall have no obligation to Pledgee for any deficiency remaining after such disposition of the Equity Interest pledged.

8.5 , ,

When the Pledgee disposes of the Pledge in accordance with this Agreement, the Pledgor and Party C shall provide necessary assistance to enable the Pledgee to enforce the Pledge in accordance with this Agreement.

9.

Assignment

9.1 ,

Without the Pledgee’s prior written consent, the Pledgor shall not have the right to assign or delegate its rights and obligations under this Agreement.

9.2

This Agreement shall be binding on the Pledgor and its successors and permitted assigns, and shall be valid with respect to the Pledgee and each of its successors and assigns.

9.3

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At any time, the Pledgee may assign any and all of its rights and obligations under the Business Cooperation Agreement to its designee(s) (natural/legal persons), in which case the assigns shall have the rights and obligations of the Pledgee under this Agreement, as if it were the original party to this Agreement. When the Pledgee assigns the rights and obligations under the Business Cooperation Agreement, upon the Pledgee’s request, the Pledgor shall execute relevant agreements or other documents relating to such assignment.

9.4 , , ,

In the event of a change in the Pledgee due to an assignment, the Pledgor shall, at the request of the Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions of this Agreement and/or the requirements of relevant AIC then applicable, and re-register the same with relevant AIC.

9.5 , 2008 8 5 , , ,

The Pledgor shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Exclusive Option Agreement and the Power of Attorney granted to the Pledgee entered into on August 5, 2008, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of the Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by the Pledgor except in accordance with the written instructions of the Pledgee.

10.

Termination

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Supplementary Agreement to Equity Interest Pledge Agreement

Upon the full payment of the consulting and service fees under the Business Cooperation Agreement and upon termination of Party C’s obligations under the Business Cooperation Agreement, this Agreement shall be terminated, and the Pledgee shall then cancel or terminate this Agreement and provide all necessary assistances to apply for the cancellation of Registration of Pledge as soon as reasonably practicable.

11.

Handling Fees and Other Expenses

, , , ,

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

12.

Confidentiality

, , , , , : (a) ( ) ; (b) , , ; (c) , , , , , ,

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that

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Supplementary Agreement to Equity Interest Pledge Agreement

such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

13.

Governing Law and Resolution of Disputes

13.1 , , , ,

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

13.2 , 30 , , , ,

In the event of any dispute with respect to the construction and performance of the provisions of this Agreement, the Parties shall negotiate in good faith to resolve the dispute. In the event the Parties fail to reach an agreement on the resolution of such a dispute within 30 days after any Party’s request for resolution of the dispute through negotiations, any Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its then-effective arbitration rules. The arbitration shall be conducted in Beijing, and the language used during arbitration shall be Chinese. The arbitration ruling shall be final and binding on the Parties.

13.3 , ,

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

14.

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Supplementary Agreement to Equity Interest Pledge Agreement

Notices

14.1 :

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

14.2 ,

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

14.3 , ( )

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

14.4 , :

For the purpose of notices, the addresses of the Parties are as follows:

:

Party A: Beijing PYPO Technology Group Company Limited.

: 1

Address: Floor 3, South of Chang’anxingrong Center, No.1, Naoshikou Avenue, Xicheng District, Beijing.

:

Attn: Dongping Fei

: +86-10-58325858

Phone: +86-10-58325858

: +86-10-58325705

Facsimile: +86-10-58325705

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Supplementary Agreement to Equity Interest Pledge Agreement

:

Party B: Beijing Feijie Investment Co., Ltd.

: 1

Address: Floor 3, South of Chang’anxingrong Center, No.1, Naoshikou Avenue, Xicheng District, Beijing.

:

Attn: Dongping Fei

: +86-10-58325858

Phone: +86-10-58325858

: +86-10-58325705

Facsimile: +86-10-58325705

:

Party C: Beijing Dongdian Wuxian Technology Co., Ltd

: 15 1 102

Address: Room 102, Floor 1, South of Building 15, Zhongli, Cuiwei Community, Wanshou Road, Haidian District, Beijing

:

Attn.: Dongping Fei

: +86-10-58325858

Phone: +86-10-58325858

: +86-10-58325705

Facsimile: +86-10-58325705

Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

15.

Severability

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In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

16.

Appendices

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The appendices hereto shall be an integral part of this Agreement.

17.

Effectiveness

17.1 , , ,

This Agreement shall come into effect upon execution by the Parties as of the date first above written. Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon completion of the governmental filing procedures (if applicable) after the affixation of the signatures or seals of the Parties. For matters not specified in the AIC Pledge Contract, the parties shall be bound by the provisions of this Agreement. This Agreement shall supersede and replace the Original Pledge Agreement upon execution.

17.2 , , , ; ,

This Agreement is written in Chinese and English in three copies. The Pledgor, the Pledgee and Party C shall hold one copy respectively. Each copy of this Agreement shall have equal validity. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

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IN WITNESS WHEREOF, the Parties have executed, or caused their authorized representatives to execute, this Equity Interest Pledge Agreement as of the date first above written.

:

Party A: Beijing Pypo Technology Group Company Limited.

:

By: /s/

:

Party B: Beijing Feijie Investment Co., Ltd.

:

By: /s/

:

Party C: Beijing Dongdian Wuxian Technology Co., Ltd.

:

By: /s/

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Signature Page to Equity Interest Pledge Agreement